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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):     April 18, 2000
                                                           ----------------




                       Toyota Motor Credit Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                     1-9961                      95-3775816
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)





          19001 South Western Avenue
             Torrance, California                                90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------



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Item 5.  Other Events
         ------------

On April 18, 2000, Toyota Motor Corporation announced its plans to establish Toyota Financial Services Corporation ("TFS"), a new organization that will eventually oversee Toyota's worldwide financial service operations, including those in the United States. TFS is scheduled to assume ownership of Toyota Motor Credit Corporation, currently a subsidiary of Toyota Motor Sales, USA, Inc. ("TMS"), in October 2000.

A press release issued by TMS is attached hereto as exhibit 20.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits
     20    Press Release

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                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOYOTA MOTOR CREDIT CORPORATION
                                       -------------------------------
                                                 (Registrant)


Date:  April 18, 2000           By:         /S/ GEORGE E. BORST
       ---------------              -----------------------------------
                                                George E. Borst
                                           Senior Vice President and
                                                General Manager
                                         (Principal Executive Officer)

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                            EXHIBIT INDEX
                            -------------

Exhibit No.                           Description of Exhibit
-----------                           ----------------------

20                                    Press Release